Exhibit 10.1

SECOND AMENDMENT

TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of September 29, 2008 (this “Amendment”), is made and entered into by and among SUNGARD DATA SYSTEMS INC., a Delaware Corporation (“SunGard” or the “Company”), SUNGARD HOLDCO LLC, a Delaware limited liability company (“Holdings”), the Lenders signatories hereto, (each an “Initial Incremental Term Lender” and collectively the “Initial Incremental Term Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders under the Credit Agreement (as defined below) (in such capacity, the “Administrative Agent”).

Reference is made to the Credit Agreement, dated as of August 11, 2005 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among SOLAR CAPITAL CORP, a Delaware corporation (which was merged with and into SunGard), the Overseas Borrowers from time to time party thereto, Holdings, SunGard, the Lenders signatories thereto, (each a “Lender” and collectively the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent, Swing Line Lender, and an L/C Issuer.

Capitalized terms defined in the Credit Agreement and not otherwise defined in this Amendment have the meanings assigned to such terms in the Credit Agreement as amended pursuant to Section I hereof and Annex I hereof.

RECITALS:

WHEREAS, subject to the terms and conditions of the Credit Agreement, and pursuant to Section 2.15 of the Credit Agreement, the Company may request an additional tranche of term loans (the “Incremental Term Loans”) by entering into an “Incremental Amendment” (as defined in the Credit Agreement) executed by Holdings, the Company, each lender agreeing to provide such Commitment and the Administrative Agent, and such other documents as are necessary to effect such Incremental Term Loans; and

WHEREAS, this Amendment is an “Incremental Amendment” as defined in the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

I.	AMENDMENTS TO CREDIT AGREEMENT

Effective upon the Second Amendment Effective Date, the parties hereto agree that the Credit Agreement is hereby amended pursuant to the provisions contained in Annex I hereof.

II.	INCREMENTAL COMMITMENTS AND JOINDER

A.	Each Initial Incremental Term Lender party hereto hereby commits to provide an Incremental Term Loan in the full amount of its respective Incremental Term Commitment as set forth on Schedule A annexed hereto, on the terms set forth herein and in the Credit Agreement as amended hereby, and subject to the conditions set forth below. Such Commitment is an “Incremental Term Commitment” as defined in the Credit Agreement as amended hereby, for all purposes of the Credit Agreement and the other Loan Documents, and shall be subject to the terms thereof.

B.	Each Initial Incremental Term Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and make its Incremental Term Commitment and Incremental Term Loan; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Incremental Arrangers, or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or the other Loan Documents, including this Amendment; (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent and Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender and as an Initial Incremental Term Lender.

C.	Each Initial Incremental Term Lender that is a party to the Credit Agreement prior to the Second Amendment Effective Date acknowledges and agrees that upon the Second Amendment Effective Date such Initial Incremental Term Lender shall be an “Incremental Term Lender” and an “Initial Incremental Term Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of an Incremental Term Lender and an Initial Incremental Term lender thereunder. Each Initial Incremental Term Lender that is not a party to the Credit Agreement prior to the Second Amendment Effective Date acknowledges and agrees that upon the Second Amendment Effective Date such Incremental Term Lender shall become a “Lender” and “Incremental Term Lender” and “Initial Incremental Term Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender and Incremental Term Lender and Initial Incremental Term Lender thereunder.

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III.	CERTIFICATIONS AND COVENANTS:

A.	Company’s Certifications. By its execution of this Amendment, the Company hereby certifies that:

i. the representations and warranties of the Company and each other Loan Party contained in Article 5 of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof and as of the Second Amendment Effective Date; provided, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date;

ii. no Default or Event of Default shall exist, or would result from the execution hereof, the borrowing of the Incremental Term Loans (the “Proposed Borrowing”) or the application of the proceeds therefrom; and

iii. the Company and each Loan Party has performed in all material respects all agreements and satisfied all conditions which the Credit Agreement provides shall be performed or satisfied by it on or before the date hereof or the Second Amendment Effective Date.

B.	Company’s Covenants. By its execution of this Amendment, the Company hereby covenants that:

i. it shall deliver or cause to be delivered the legal opinion of Simpson Thacher & Bartlett LLP, New York counsel to the Loan Parties, addressed to the Initial Incremental Term Lenders and the Administrative Agent and covering such matters as are reasonably requested by the Administrative Agent in connection with this Amendment; and

ii. set forth on the Officers’ Certificate attached hereto as Exhibit A are the calculations (in reasonable detail) demonstrating compliance with the covenants set forth in Section 7.11 of the Credit Agreement determined on a Pro Forma Basis as of the Second Amendment Effective Date and the last day of the most recent Test Period, in each case, as if the Proposed Borrowing had been outstanding on the last day of such Test Period for testing compliance therewith.

C.	Certifications of Company and Holdings. By its execution of this Amendment, each of the Company and Holdings certifies that this Amendment has been duly authorized, executed and delivered by it and this Amendment and the Credit Agreement as amended hereby constitute its valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

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IV.	FEES

The Company agrees to pay to each Initial Incremental Term Lender, simultaneously with the funding of the Incremental Term Loans on the Second Amendment Effective Date, a fee equal to 1.00% of the principal amount of the Incremental Term Loan funded by such Initial Incremental Term Lender on the Second Amendment Effective Date.

V.	CONDITIONS TO EFFECTIVENESS

This Amendment, and each Initial Incremental Term Lender’s obligation to fund its Incremental Term Commitment, shall become effective only upon the satisfaction of all of the following conditions precedent:

A.	Execution. Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by itself, Holdings, the Company, and each Initial Incremental Term Lender.

B.	Fees. The Company shall have paid (or shall have made arrangements reasonably satisfactory to the Administrative Agent for simultaneous payment of) all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced at least three Business Days prior to the proposed Second Amendment Effective Date, all out-of-pocket expenses required to be reimbursed or paid by the Company hereunder or any other Loan Document, and including payment of fees and reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Company to or on behalf of the Incremental Arrangers, Initial Incremental Term Lenders, or Administrative Agent pursuant to agreements with the Incremental Arrangers and Initial Incremental Term Lenders or pursuant to the Credit Agreement.

C.	Representations and Warranties. The representations and warranties of the Company and each other Loan Party contained in Article 5 of the Credit Agreement or in any other Loan Document shall be true and correct in all material respects on and as of the date of the funding of the Incremental Term Loans; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates.

D.	No Default. No Default or Event of Default shall exist, or would result from the execution hereof, the borrowing of the Incremental Term Loans, or from the application of the proceeds therefrom.

E.	Committed Loan Notice. The Administrative Agent shall have received a Committed Loan Notice in accordance with the requirements hereof.

F.	Certificate and Legal Opinion. The Administrative Agent and the Incremental Arrangers shall have received an Officer’s Certificate in the form attached hereto

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as Exhibit A, executed and certified by a Responsible Officer on behalf of the Company, and the executed legal opinion of Simpson Thacher & Bartlett LLP referred to in Section III.B. hereof.

VI.	MISCELLANEOUS

A.	Foreign Lenders. For each Incremental Term Lender that is a Foreign Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Incremental Term Lender may be required to deliver to the Administrative Agent pursuant to subsection 10.15(a)(i) of the Credit Agreement.

B.	Recordation of the New Loans. Upon execution and delivery hereof, and funding of the Incremental Term Loans, Administrative Agent will record the Incremental Term Loans made by the Initial Incremental Term Lenders in the Register.

C.	Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

D.	Notice. For purposes of the Credit Agreement, the initial notice address of each Initial Incremental Term Lender shall be as set forth below its signature below.

E.	Entire Agreement. This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

F.	GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

G.	Severability. Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

H.	Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Amendment to Credit Agreement as of September 29, 2008.

GOLDMAN SACHS CREDIT PARTNERS L.P.
as Incremental Arranger and Initial Incremental Term Lender

By:	/s/ Bruce H. Mendelsohn
Name:	Bruce H. Mendelsohn
Title:	Authorized Signatory

Notice Address:

Attention:	Sharon Babick
Telephone:	212 357 7882
Facsimile:	212 256 2220

[signature page to Second Amendment to Credit Agreement]

CITIGROUP GLOBAL MARKETS INC.
as Incremental Arranger

By:	/s/ Julie Persily
Name:	Julie Persily
Title:	Managing Director

Notice Address:

Attention:	Christopher Wood
Telephone:	212 723 6585
Facsimile:	646 291 5515

CITICORP NORTH AMERICA, INC. as Initial Incremental Term Lender

By:	/s/ Julie Persily
Name:	Julie Persily
Title:	Managing Director and Vice President

Notice Address:

Attention:	Christopher Wood
Telephone:	212 723 6585
Facsimile:	646 291 5515

[signature page to Second Amendment to Credit Agreement]

BARCLAYS BANK PLC
as Initial Incremental Term Lender

By:	/s/ Ann E. Sutton
Name:	Ann E. Sutton
Title:	Associate Director

Notice Address:

200 Park Avenue
New York, NY 10166

Attention:	Ann E. Sutton
Telephone:	(212) 412-3752
Facsimile:	(212) 412-7600

[signature page to Second Amendment to Credit Agreement]

KKR CORPORATE LENDING LLC
as Initial Incremental Term Lender

By:	/s/ Irene Mavroyannis
Name:	Irene Mavroyannis
Title:	Chief Operating Office

Notice Address:	9 West 57th Street
New York, NY 10019

Attention:	Irene Mavroyannis
Telephone:	212.230.9447
Facsimile:	212.271.9943

[signature page to Second Amendment to Credit Agreement]

SUNGARD HOLDCO LLC

By:	*
Name:	Michael J. Ruane
Title:	Executive Vice President – Finance and Chief Financial Officer

SUNGARD DATA SYSTEMS INC.

By:	*
Name:	Michael J. Ruane
Title:	Executive Vice President – Finance and Chief Financial Officer

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” on this page:

By:	/s/ Michael J. Ruane
Michael J. Ruane

[signature page to Second Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A.
as Administrative Agent

By:	/s/ Ann B. Kerns
Name:	Ann B. Kerns
Title:	Vice President

[signature page to Second Amendment to Credit Agreement]

ANNEX I

TO SECOND AMENDMENT TO CREDIT AGREEMENT

TERMS OF AMENDMENT

A.	The definition of “Applicable Rate” is amended by the addition of the following clause (c) at the end thereof:

(c) Notwithstanding clause (a) of this definition, the Applicable Rate for each Incremental Term Loan shall be, as of any date of determination, (i) for Eurocurrency Rate Loans, 4.00% per annum, and (ii) for Base Rate Loans, 3.00%

B.	The definition of “Base Rate” is amended by the addition of the following sentence at the end thereof:

Notwithstanding the foregoing, for any period or periods during which the Base Rate as determined pursuant to the above provisions of this definition is less than 4.00%, “Base Rate” as applied to Incremental Term Loans that are Base Rate Loans shall mean 4.00%.

C.	The definition of “Class” is amended and restated in its entirety as follows:

“Class” (a) when used with respect to Lenders, refers to whether such Lenders are Dollar Revolving Credit Lenders, Multicurrency Revolving Credit Lenders, U.S. Term Lenders, U.K. Term Lenders, Euro Term Lenders or Incremental Term Lenders, (b) when used with respect to Commitments, refers to whether such Commitments are Dollar Revolving Credit Commitments, Multicurrency Revolving Credit Commitments, U.S. Term Commitments, U.K. Term Commitments, Euro Term Commitments, or Incremental Term Commitments and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Dollar Revolving Credit Loans, Alternative Currency Revolving Credit Loans, U.S. Term Loans, U.K. Term Loans, Euro Term Loans, or Incremental Term Loans.

D.	The definition of “Commitment” is amended and restated in its entirety as follows:

“Commitment” means a U.S. Term Commitment, a U.K. Term Commitment, an Incremental Term Commitment or a Revolving Credit Commitment, as the context may require.

E.	The definition of “Eurocurrency Rate” is amended by the addition of the following clause (d):

(d) Notwithstanding the foregoing clauses (a), (b), and (c), for any Interest Period or Interest Periods during which the Eurocurrency Rate as determined pursuant to clauses (a), (b), and (c) of this definition is less than 3.00%, “Eurocurrency Rate” as such term is applied to Incremental Term Loans that are Eurocurrency Rate Loans shall mean 3.00%.

F.	The definition of “Facility” is amended and restated in its entirety as follows:

“Facility” means the U.S. Term Loans, the U.K. Term Loans, the Euro Term Loans, the Incremental Term Loans, the Revolving Credit Facility, the Alternative Currency Revolving Credit Facility, the Swing Line Sublimit or the Letter of Credit Sublimit, as the context may require.

G.	The definition of “Lender” is amended by the addition of the following sentence at the end thereof:

“Lender” includes each Incremental Term Lender.

H.	The definition of “Loan” is amended by the addition of the following text immediately before the period at the end thereof: “or an Incremental Term Loan”

I.	The definition of “Note” is amended and restated in its entirety as follows:

“Note” means a U.S. Term Note, U.K. Term Note, Euro Term Note, an Incremental Term Note, or a Revolving Credit Note, as the context may require.

J.	The definition of “Outstanding Amount” is amended by deleting clause (a) thereof and inserting the following it its place as clause (a):

(a) with respect to the U.S. Term Loans, U.K. Term Loans, Euro Term Loans, Incremental Term Loans, Revolving Credit Loans and Swing Line Loans on any date, the Dollar Amount thereof after giving effect to any borrowings and prepayments or repayments of U.S. Term Loans, U.K. Term Loans, Euro Term Loans, Incremental Term Loans, Revolving Credit Loans (including any refinancing of outstanding unpaid drawings under Letters of Credit or L/C Credit Extensions as a Revolving Credit Borrowing) and Swing Line Loans, as the case may be, occurring on such date; and

K.	The definition of “Request for Credit Extension” is amended by the insertion of the following text after the words “Euro Term Loans” in clause (a) thereof:

“, or Incremental Term Loans”

L.	The definition of “Required Lenders” is amended by the insertion of the following clause (f) immediately following clause (e) thereof:

“, and (g) aggregate unused Incremental Term Commitments”

M.	The definition of “Term Commitment” is amended and restated in its entirety as follows:

“Term Commitment” means a U.S. Term Commitment, a U.K. Term Commitment, a Euro Term Commitment, or an Incremental Term Commitment, as the context may require.

N.	The definition of “Term Loan” is amended and restated in its entirety as follows:

“Term Loan” means a U.S. Term Loan, a U.K. Term Loan, a Euro Term Loan, or an Incremental Term Loan, as the context may require.

O.	The definition of “Term Note” is amended and restated in its entirety as follows:

“Term Note” means a U.S. Term Note, U.K. Term Note, a Euro Term Note, or an Incremental Term Note, as the context may require.

P.	The definition of “Tranche” is amended by the addition of the following text immediately before the period at the end of clause (f) thereof:

“ and (g) the outstanding Incremental Term Loans”

Q.	Section 1.01 of the Credit Agreement (Definitions) is amended by the insertion of the following new definitions, in appropriate alphabetical order:

“Incremental Arrangers” means Goldman Sachs Credit Partners L.P. and Citigroup Global Markets Inc., in their capacity as joint lead arrangers with respect to the Incremental Term Loan and the Second Amendment.

“Incremental Term Commitment” means, as to each Incremental Term Lender, its obligation to make a Incremental Term Loan to the Company pursuant to Section 2.01(e) in an aggregate Dollar Amount not to exceed the amount set forth opposite such Lender’s name on Schedule A to the Second Amendment under the caption “Incremental Term Commitment” or in the Assignment and Assumption pursuant to which such Incremental Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The initial aggregate amount of the Incremental Term Commitments is $500,000,000.

“Incremental Term Lender” means, at any time, any Lender that has an Incremental Term Commitment or an Incremental Term Loan at such time.

“Incremental Term Loan” means a Loan in accordance with Section 2.15 made pursuant to Section 2.01(e).

“Incremental Term Note” means a promissory note of the Company payable to any Incremental Term Lender or its registered assigns, in substantially the form of Exhibit B to the Second Amendment, evidencing the aggregate Indebtedness of the Company to such Incremental Term Lender resulting from the Incremental Term Loans made by such Incremental Term Lender.

“Initial Incremental Term Lender” means the “Initial Incremental Term Lenders” as defined in the Second Amendment.

“Second Amendment” means the Incremental Amendment, executed as the Second Amendment to this Agreement, by Holdings, the Company, each Initial Incremental Term Lender, the Incremental Arrangers and the Administrative Agent, as of September 29, 2008.

“Second Amendment Effective Date” means the Incremental Facility Closing Date with respect to the Incremental Term Loans effected pursuant to the Second Amendment, which shall be the date on which the conditions to the effectiveness of the Second Amendment are satisfied and the Incremental Term Loans are made.

R.	Section 2.01 of the Credit Agreement (The Loans) is amended by the addition of the following clause (e) at the end thereof:

(e) The Incremental Term Borrowings. Subject to the terms and conditions set forth herein, each Incremental Term Lender severally agrees to make to the Company a single loan denominated in Dollars in a Dollar Amount equal to such Incremental Term Lender’s Incremental Term Commitment on the Second Amendment Effective Date. Amounts borrowed under this Section 2.01(e) and repaid or prepaid may not be reborrowed. Incremental Term Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.

S.	Section 2.02(a) of the Credit Agreement (Borrowings, Conversions and Continuations of Loans) is amended by the insertion of the following text in clause (i) of the sixth sentence thereof, immediately after the words “a conversion of U.S. Term Loans”:

“or Incremental Term Loans”

T.	Section 2.06(b) of the Credit Agreement (Termination or Reduction of Commitments – Mandatory) is amended by the addition of the following sentence at the end thereof:

The Incremental Term Commitment of each Incremental Term Lender shall be automatically and permanently reduced to $0 upon the making of such Incremental Term Lender’s Incremental Term Loans pursuant to Section 2.01(e)

U.	Section 2.07 of the Credit Agreement (Repayment of Loans) is amended by the addition of the following clause (f):

(f) Incremental Term Loans. The Company shall repay to the Administrative Agent for the ratable account of the Incremental Term Lenders (i) on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Second Amendment Effective Date, an aggregate Dollar Amount equal to 0.25% of the aggregate Dollar Amount of all Incremental Term Loans outstanding on the Second Amendment Effective Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (ii) on the Maturity Date for the Incremental Term Loans, the aggregate principal amount of all Incremental Term Loans outstanding on such date.

V.	Section 10.07(b) of the Credit Agreement (Successors and Assigns) is amended by the addition of the following after the end thereof, as clause (iii):

(iii) Notwithstanding the foregoing, clauses (b)(i)(A), (b)(i)(B), and (b)(ii)(B) of this Section 10.07 shall not apply to the primary assignments of Incremental Term Loans or Incremental Term Commitments by any Initial Incremental Term Lender (or its Affiliates and Approved Funds) with respect to which an Incremental Arranger has given written notice to the Administrative Agent on or before the Second Amendment Effective Date.

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SCHEDULE A

TO SECOND AMENDMENT TO CREDIT AGREEMENT

INCREMENTAL TERM COMMITMENTS

Incremental Term Lender	Incremental Term Commitment
Goldman Sachs Credit Partners L.P.	$300,000,000
Citicorp North America, Inc.	$100,000,000
Barclays Bank PLC	$50,000,000
KKR Corporate Lending LLC	$50,000,000

EXHIBIT A

TO SECOND AMENDMENT TO CREDIT AGREEMENT

OFFICER’S CERTIFICATE

See attached.

EXHIBIT B

TO SECOND AMENDMENT TO CREDIT AGREEMENT

FORM OF PROMISSORY NOTE

See attached.